                                                      The Hirtle Callaghan Trust

================================================================================

                                   ----------
                                   Prospectus
                                   ----------

                                November 1, 2002





   The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents
================================================================================

                                                Introduction to The Hirtle Callaghan Trust
                                                ------------------------------------------

A Summary of the risks, past performance        Fund Descriptions, Risk Factors, Performance &
and fees of each Portfolio                      ----------------------------------------------
                                                Shareholder Expenses
                                                --------------------
                                                  The Equity Portfolios
                                                    The Value Equity Portfolio
                                                    The Growth Equity Portfolio
                                                    The Small Capitalization Equity
                                                     Portfolio
                                                    The International Equity
                                                     Portfolio
                                                  The Income Portfolios
                                                    The Intermediate Term Municipal
                                                     Bond Portfolio
                                                    The Fixed Income Portfolio
                                                    The High Yield Bond Portfolio
                                                    The Fixed Income II Portfolio

An overview of securities that may be           Investment Risks and Strategies
purchased, investment techniques that may be    --------------------------------
used and the risks associated with them

A look at the people and organizations          Management of the Trust
responsible for the investments and             -----------------------
operation of the Trust's Portfolios                 Hirtle Callaghan & Co., Inc.
                                                    Specialist Managers

Your guide to an account in The                 Shareholder Information
Hirtle Callaghan Trust                          -----------------------
                                                    Purchases and Redemptions
                                                    Shareholder Reports and
                                                    Inquiries Dividends and
                                                    Distributions Federal Taxes

Selected Per Share Information                  Financial Highlights
                                                --------------------

                                                For More Information
                                                --------------------

Introduction to The Hirtle Callaghan Trust
================================================================================

The Trust offers both equity-oriented and fixed income investments.

Portfolio management is provided by Specialist Managers seeking securities whose long-term economic value is not reflected in current market prices.

By "Top-down investing," we mean that investment selections are made with a view to tracking the risk, capitalization and industry characteristics of a "benchmark index" either by replicating the benchmark index - an Index Strategy
- or identifying industries and market sectors that may offer investment opportunities before analyzing information relating to specific issuers.

By "Bottom-up investing," we mean seeking investment opportunities by analyzing fundamental information about a company - factors such as earnings and sales, product lines and the ability of the company's management.

A "benchmark index" is an independently compiled index of securities that may serve as a performance standard or a proxy for asset allocation purposes.

Your investment in any Portfolio of the Trust involves a risk that you will lose money on your investment.

The Hirtle Callaghan Trust (the "Trust") offers eight separate investment portfolios (each a "Portfolio"). Of these, four - The Equity Portfolios - invest primarily in equity securities. The remaining four portfolios - The Income Portfolios - invest primarily in fixed income securities. Hirtle Callaghan & Co., Inc. serves as the overall sponsor and investment adviser to the Trust, monitoring the performance of the individual Portfolios and advising the Trust's Board of Trustees. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations - the Specialist Managers. Each of the Portfolios is designed to operate on a "multi-manager" basis. This means that each of the Trust's Portfolios may be managed by more than one Specialist Manager. The multi-manager structure of the Portfolios is designed to combine a bottom-up stock selection philosophy with a more quantitative top-down investment approach.

There are two basic risks to which all mutual funds, including each of the Portfolios of the Trust, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as "market risk." The second risk common to all mutual fund investments is "management risk" - the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investment in a multi-manager portfolio also involves other risks. One of these, which we refer to here as "multi-manager risk," is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. Moreover, a multi-manager portfolio may, under certain circumstances, incur costs that might not occur in a portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience a higher portfolio turnover (e.g., over 100%/year) in the event that one Specialist Manager is replaced by another. In either circumstance, higher transaction costs are likely to result and will reduce total return.


"Sector risk" may also affect your investment in a multi-manager portfolio. Sector risk is the risk that investors in a particular market sector (e.g., technology or financial services) may be adversely affected by economic trends, new technologies, regulatory developments or other factors that affect companies in that sector. For example, as of the date of this Prospectus, a substantial proportion of the companies represented in the benchmark indexes for the Equity Portfolios may be considered "technology companies." As a result, these indexes may be disproportionately affected by negative developments in the technology sector. Portfolios that seek to track or replicate such an index would likely be similarly affected. A more detailed discussion of this matter appears later in this Prospectus under the heading "Investment Risks and Strategies."



Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks of each Portfolio of the Trust, illustrations of the past performance of the individual Portfolios and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading "Investment Risks and Strategies."

Fund Description and Risk Factors - The Value Equity Portfolio
================================================================================

Investment Objective. The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. The Portfolio is designed to implement a value-oriented investment approach. This means that the market price of the securities acquired for the Portfolio can be expected to be lower than might be expected based on the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. In general, value-oriented funds such as The Value Equity Portfolio may appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of the share-price fluctuations typical in growth-oriented funds. It is anticipated that many of the common stocks in which the Portfolio invests will be dividend paying issues. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. It is expected that, under normal circumstances, the Portfolio will invest at least 80% of its assets (plus the amount of any borrowings for investment purposes) in equity securities and the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio's assets. Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with its investment policies, the Portfolio's "active manager" may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use "derivative instruments" in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests. Such instruments include option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments.

Specialist Managers. Institutional Capital Corporation ("ICAP") and SSgA Funds Management, Inc. ("SSgA") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

The ICAP Investment     ICAP adheres to a value-oriented, fundamental investment
Selection Process       style. Its investment process involves three key
                        components: valuation, identification of a "catalyst" and research. First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large- and mid-capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, ICAP eliminates stocks that exhibit deteriorating earnings trends. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies.
                        ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The SSgA Investment     In selecting investments for that portion of the
Selection Process       Portfolio allocated to it, SSgA adheres to a  strict
                        "passive" or "indexing" investment approach that is designed to replicate the Russell 1000(R) Value Index, both in terms of the companies represented in the Russell 1000 Value Index and the weighting of each such company in that index. This investment approach is designed to track the performance (before expenses) of the Russell 1000 Value Index. The Russell 1000 Value
                        Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Value Index appears later in this Prospectus under the heading "Investment
                        Risks and Strategies - About Benchmarks and Index
                        Investing."

================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Equity Market Risk - The market value of an equity security and the equity markets in general can be volatile.

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Foreign Currency Risk - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

..    Interest Rate Risk - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

..    Index Risk - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

..    Credit Risk - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

..    Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

..    Mid-Cap Risk - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid-cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid-cap" range.


..    Value Investing Risk - An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, investing in value stocks may produce more modest gains than investing in more growth-oriented stocks.

Performance and Shareholder Expenses - The Value Equity Portfolio
================================================================================

The chart and table below show how The Value Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 25, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.


                   Year-by-Year Total Returns as of 12/31*

                                    [CHART]

                             1996        21.24%
                             1997        30.87%
                             1998         9.15%
                             1999        10.89%
                             2000         6.20%
                             2001        -3.11%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was -26.01%.

------------------------------------------------------------------------------
                  Best quarter:  2/nd/ Qtr. 1997    15.52%
                  Worst quarter: 3/rd/ Qtr. 1998   -14.69%
------------------------------------------------------------------------------




                          Average Annual Total Returns
                       (for the periods ending 12/31/01)

                            One       Five         Since
                            Year     Years       Inception
                            ----     ------      ---------
Value Equity
- Before Taxes             -3.11%    10.26%        12.94%
- After Taxes
   on Distributions        -3.69%     7.82%        10.36%
- After Taxes
   on Distributions
   and Sale of
   Portfolio Shares        -1.86%     7.47%         9.67%

Russell 1000
Value Index                -5.59%    11.13%        13.94%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ...............   None
Maximum Redemption Fee ..............   None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees .....................   0.27%

Other Expenses ......................   0.15%
Total Portfolio
Operating Expenses ..................   0.42%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                    1   Year ..............   $ 43
                    3   Years .............   $135
                    5   Years .............   $235
                    10  Years .............   $530

Fund Description and Risk Factors - The Growth Equity Portfolio
================================================================================

Investment Objective. The investment objective of The Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. The Portfolio is designed to implement a growth-oriented investment approach. "Growth investing" means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings. As a growth-oriented investment, the Portfolio may appeal to investors willing to accept more share-price fluctuation than may be the case for The Value Equity Portfolio in exchange for the potential for greater increases in share prices. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. It is expected that, under normal circumstances, the Portfolio will invest at least 80% of its assets (plus the amount of any borrowings for investment purposes) in equity securities, and the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio's assets. Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with its investment policies, the Portfolio's "active manager" may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use "derivative instruments" in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests. Such instruments include option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments.

Specialist Managers. Jennison Associates LLC ("Jennison") and SSgA currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

The Jennison Investment     Jennison selects stocks on a  company-by-company
Selection Process           basis using fundamental analysis. This bottom-up
                            approach emphasizes companies that are experiencing some or all of the following: above-average revenues and earnings per share, growth, improving profitability and/or strong market position. Often, companies selected for investment are believed by Jennison to have superior management, unique marketing competence, strong research and development and financial discipline. Generally,
                            Jennison will consider selling a security if Jennison believes that the earnings or growth potential initially identified by Jennison has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The SSgA Investment         In selecting investments for that portion of the
Selection Process           Portfolio allocated to it, SSgA adheres to a strict
                            "passive" or "indexing" investment approach that is designed to replicate the Russell 1000(R) Growth
                            Index, both in terms of the companies represented in the Russell 1000 Growth Index and the weighting of each such company in that index. This investment approach is designed to track the performance
                            (before expenses) of the Russell 1000 Growth Index.
                            The Russell 1000 Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Growth Index appears later in this Prospectus under the heading "Investment Risks and Strategies - About Benchmarks and Index Investing."

================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Equity Market Risk - The market value of an equity security and the equity markets in general can be volatile.

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Foreign Currency Risk - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

..    Interest Rate Risk - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

..    Index Risk - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

..    Credit Risk - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

..    Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

..    Mid-Cap Risk - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid-cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid-cap" range.

..    Growth Investing Risk - An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Performance and Shareholder Expenses - The Growth Equity Portfolio
================================================================================

The chart and table below show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 8, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index of common stocks. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*

                                     [CHART]

                            1996           20.11%
                            1997           28.04%
                            1998           32.54%
                            1999           42.16%
                            2000          -20.39%
                            2001          -19.34%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was -33.37%.

------------------------------------------------------------------------------
                  Best quarter:  4/th/ Qtr. 1998   28.16%
                  Worst quarter: 3/rd/ Qtr. 2001  -20.16%
------------------------------------------------------------------------------


                        Average Annual Total Returns
                        (for the periods ending 12/31/01)

                             One       Five         Since
                             Year      Years      Inception
                             -----     -----      ---------
Growth Equity
- Before Taxes             -19.34%      9.15%       10.60%
- After Taxes
   on Distributions        -19.45%      6.44%        8.39%
- After Taxes
   on Distributions
   and Sale of
   Portfolio Shares        -11.78%      7.18%        8.55%

Russell 1000
Growth Index               -20.42%      8.27%       11.46%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ..............  None
Maximum Redemption Fee .............  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees ....................  0.25%

Other Expenses .....................  0.15%
Total Portfolio
Operating Expenses .................  0.40%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                         1   Year ...........   $ 41
                         3   Years ..........   $128
                         5   Years ..........   $224
                         10  Years ..........   $505

Fund Description and Risk Factors - The Small Capitalization Equity Portfolio
================================================================================

Investment Objective. The investment objective of The Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies.

Principal Investment Strategies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation due to the position of these companies in their markets relative to their competitors or target markets, or relative market position anticipated earnings, changes in management or other factors. Under normal market conditions, at least 80% of the Portfolio's assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of "small-cap" issuers. As of the date of this Prospectus, companies with capitalizations of between $250 million and $1.5 billion at the time of purchase, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), are considered small-cap issuers. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The Portfolio may engage in transactions involving "derivative instruments" - option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

Specialist Managers. Frontier Capital Management Company ("Frontier"), Geewax Terker & Co. ("Geewax") and Sterling Johnston Capital Management ("Sterling Johnston") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

The Frontier Investment   Frontier seeks to identify companies with unrecognized
Selection Process         earning potential. Factors that may be relevant in the
                          process include earnings per share, growth and price appreciation. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings.
                          Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized;
                          the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The Geewax Investment     Geewax adheres to a top-down quantitative investment
Selection Process         philosophy. In selecting investments for the
                          Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries.
                          Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000(R) Value
                          Index.

The Sterling Johnston     Sterling Johnston's investment objective is to create
Investment Selection      a portfolio of aggressive small cap growth companies
Process                   that can generate superior risk-adjusted rates of
                          return over a full market cycle. Sterling Johnston's process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research.
                          Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Current holdings are carefully monitored in an effort to assure that each continues to meet such investment criteria.
                          Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive factors, there is a decline or anticipated decline in relative value, or there is a decline in relative price strength and/or there is a decline in relative sector strength.

Fund Description and Risk Factors - The Small Capitalization Equity Portfolio (continued)
=============================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

.. Equity Market Risk - The market value of an equity security and the equity markets in general can be volatile.

.. Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

.. Small Cap Risk - Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies. As of the date of this Prospectus, companies with a market capitalization of at least $250 million but less than $1.5 billion at the time of purchase would likely be included in the "small-cap" range.

Performance and Shareholder Expenses - The Small Capitalization Equity Portfolio
================================================================================

The chart and table below show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 5, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 2000(R) Index, a widely recognized, unmanaged index of small capitalization stocks. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*

                                    [CHART]

                                  1996  26.47%
                                  1997  19.00%
                                  1998  -4.08%
                                  1999  24.70%
                                  2000   2.75%
                                  2001  -2.62%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was -29.32%.

--------------------------------------------------------------------------------
                  Best quarter:    4/th/ Qtr. 1998   20.91%
                  Worst quarter:   3/rd/ Qtr. 2001  -21.20%
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                        (for the periods ending 12/31/01)

                                                   One     Five     Since
                                                   Year   Years   Inception
                                                   ----   -----   ---------
Small Cap Equity
- Before Taxes                                    -2.62%   7.33%     9.72%
- After Taxes on Distributions                    -2.67%   5.47%     8.01%
- After Taxes on Distributions and Sale of
  Portfolio Shares                                -1.59%   5.39%     7.46%

Russell 2000
Index                                              2.49%   7.52%     9.15%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Performance and Shareholder Expenses - The Small Capitalization Equity Portfolio (continued)
================================================================================

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ..................    None
Maximum Redemption Fee .................    None

Annual Operating Expenses*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees ........................    0.65%

Other Expenses .........................    0.15%
Total Portfolio
Operating Expenses .....................    0.80%

* The figures shown reflect the total management fees payable by the Portfolio during the current fiscal year, including the maximum positive performance adjustment to which Sterling Johnston may be entitled under certain performance fee arrangements. Depending upon the performance of that portion of the Portfolio managed by Sterling Johnston during its initial 12 months pursuant to the performance fee arrangements, Sterling may earn performance fees in addition to its base fee during such period. Such performance fees, if earned, will be paid to Sterling Johnston during the current fiscal year in addition to any performance fees earned during subsequent quarters. The Portfolio's expenses have been restated to reflect the maximum amount of any such payments to which Sterling Johnston may be entitled. Absent any positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.60%. A description of these performance fee arrangements appears later in this Prospectus under the heading "Management of the Trust - Specialist Managers."



Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


       1  Year .............   $ 82
       3  Years ............   $255
       5  Years ............   $444
      10  Years ............   $990

Fund Description and Risk Factors - The International Equity Portfolio
================================================================================

Investment Objective. The investment objective of The International Equity Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 80% of the Portfolio's assets (plus the amount of any borrowings for investment purposes) will be invested in equity securities of issuers located in at least three countries other than the United States.

Principal Investment Strategies. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" - forward foreign currency exchange contracts, option or futures contracts or similar instruments - in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return.

Specialist Managers. Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.


The CapGuardian        CapGuardian's selection process emphasizes individual
Investment Selection   stock selections, with a focus on industries and market
Process                sectors represented in the MSCI EAFE Index rather than
                       country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this "core" investment focus and based on the analysis by one or more of CapGuardian's individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid; or the individual portfolio manager identifies a more attractive situation. Those principles traditionally associated with "growth" or "value" investing are of only secondary importance in the CapGuardian investment process.


The Artisan            In selecting investments for the Portfolio, Artisan
Investment             employs a bottom-up investment process to construct a
Selection Process      diversified portfolio of international growth companies
                       of all market capitalizations, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth.
                       The portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings. Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States or successful investments in the portfolio or company visits, analyst meetings or other aspects of Artisan's research process.
                       The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. Company visits are a key component of Artisan's investment process for the Portfolio, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Artisan places particular emphasis on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth, and pays careful attention to valuation relative to a company's market or global industry in choosing investments for the portfolio.
                       Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

Fund Description and Risk Factors - The International Equity Portfolio
(continued)
================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Equity Market Risk - The market value of an equity security and the equity markets in general can be volatile.

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Foreign Currency Risk - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

..    Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

..    Emerging Markets Risk - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such the United States, Canada and those included in the MSCI EAFE Index.

Performance and Shareholder Expenses - The International Equity Portfolio
================================================================================

The chart and table below show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 17, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the MSCI EAFE(R) Index. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*

                                    [CHART]

                                1996      13.85%
                                1997       5.52%
                                1998      15.57%
                                1999      29.77%
                                2000     -17.32%
                                2001     -15.91%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was -21.93%.

--------------------------------------------------------------------------------
                   Best quarter:  4/th/ Qtr. 1999   23.39%
                   Worst quarter: 3/rd/ Qtr. 2001  -14.99%
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                        (for the periods ending 12/31/01)

                                            One           Five           Since
                                            Year          Years        Inception
                                            ----          -----        ---------
International Equity
- Before Taxes                             -15.91%         1.93%         4.73%
- After Taxes on Distributions             -16.20%        -0.14%         2.66%
- After Taxes on Distributions
   and Sale of Portfolio Shares             -9.68%         1.02%         3.21%

MSCI EAFE
Index                                      -21.21%         1.17%         2.23%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Performance and Shareholder Expenses - The International Equity Portfolio (continued)
================================================================================

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges .......................  None
Maximum Redemption Fee ......................  None

Annual Operating Expenses*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees .............................   0.91%

Other Expenses ..............................   0.26%
Total Portfolio
Operating Expenses ..........................   1.17%

* The figures shown reflect the total management fees payable by the Portfolio during the current fiscal year, including the maximum positive performance adjustment to which Artisan and CapGuardian may be entitled under certain performance fee arrangements. Due to the performance of that portion of the Portfolio managed by Artisan during its initial 12 months pursuant to the performance fee arrangements, Artisan earned performance fees in addition to its base fee during such period. Such performance fees will be paid to Artisan during the current fiscal year in addition to any performance fees earned during subsequent quarters. The Portfolio's expenses have been restated to reflect such payment and the maximum amount of any additional performance fees to which Artisan may be entitled. Absent any positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.71%. A description of these performance fee arrangements appears later in this Prospectus under the heading "Management of the Trust - Specialist Managers."


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                      1 Year ..................  $  119
                      3 Years .................  $  372
                      5 Years .................  $  644
                     10 Years .................  $1,420

Fund Description and Risk Factors - The Intermediate Term Municipal Bond
Portfolio
================================================================================

Investment Objective. The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds" are referred to as "Municipal Securities."

Principal Investment Strategies. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

Specialist Manager. Deutsche Asset Management, Inc. ("Deutsche") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

The Deutsche        In selecting securities for investment by the Portfolio,
Investment          Deutsche generally uses a bottom-up approach. This approach
Selection Process   focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S.
                    Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Interest Rate Risk - One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.


..    Prepayment Risk - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

..    Extension Risk - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appear later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

..    Credit Risk - An investment in the Portfolio also involves the risk that the issuer of a Municipal Security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

..    AMT Risk - There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax. If the Portfolio's holdings of such securities is substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax

Performance and Shareholder Expenses - The Intermediate Term Municipal Bond Portfolio
================================================================================

Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers 5-Year Government Obligations Index ("Lehman 5-Year G.O. Index"). All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*

                                    [CHART]

            1999                            -1.02%
            2000                             8.68%
            2001                             5.30%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, One Since however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was 7.61%.

-----------------------------------------------------------------------------
                       Best quarter:  4/th/ Qtr. 2000   3.03%
                       Worst quarter: 2/nd/ Qtr. 1999  -1.20%
-----------------------------------------------------------------------------

                          Average Annual Total Returns
                        (for the periods ending 12/31/01)

                                           One               Since
                                           Year            Inception
                                           ----            ---------
Intermediate Term
Municipal Bond
- Before Taxes                             5.30%             4.45%
- After Taxes
   on Distributions                        5.30%             4.45%
- After Taxes
   on Distributions
   and Sale of
   Portfolio Shares                        5.11%             4.51%

Lehman 5-Year
G.O. Index                                 5.98%             5.11%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ......................  None
Maximum Redemption Fee .....................  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees ............................  0.31%

Other Expenses .............................  0.13%
Total Portfolio
Operating Expenses .........................  0.44%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


           1   Year ................ $45
           3   Years ............... $141
           5   Years ............... $246
           10  Years ............... $555

Fund Description and Risk Factors - The Fixed Income Portfolio
================================================================================

Investment Objective. The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

Principal Investment Strategies. The Portfolio will invest, under normal circumstances, at least 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return.

Specialist Manager. Deutsche currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

The Deutsche Investment          In selecting securities for investment by the
Selection Process                Portfolio, Deutsche generally uses a bottom-up
                                 approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S.
                                 Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Interest Rate Risk - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

..    Credit Risk - An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the fixed income securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

================================================================================

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Prepayment Risk - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

..    Extension Risk - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

Performance and Shareholder Expenses - The Fixed Income Portfolio
================================================================================

Performance. The chart and table below show how The Fixed Income Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"). All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*

                                    [CHART]

                            1999            -1.19%
                            2000            12.33%
                            2001             8.98%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was 8.35%.

--------------------------------------------------------------------------------
                  Best quarter:  3/rd/ Qtr. 2001   4.90%
                  Worst quarter: 2/nd/ Qtr. 1999  -0.85%
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                        (for the periods ending 12/31/01)

                                                       One         Since
                                                      Year       Inception
                                                      ----       ---------
Fixed Income
- Before Taxes                                        8.98%          6.94%
- After Taxes on Distributions                        6.37%          4.26%
- After Taxes on Distributions and Sale of
  Portfolio Shares                                    5.45%          4.20%

Lehman Aggregate Bond Index                           8.42%          6.71%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

================================================================================

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ...................................   None
Maximum Redemption Fee ..................................   None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees .........................................   0.31%

Other Expenses ..........................................   0.13%
Total Portfolio
Operating Expenses ......................................   0.44%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on those assumptions, your cost would be:

 1 Year .................................................   $ 45
 3 Years ................................................   $141
 5 Years ................................................   $246
10 Years ................................................   $555

Fund Description and Risk Factors - The High Yield Bond Portfolio
================================================================================

Investment Objective. The investment objective of The High Yield Bond Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds").

Principal Investment Strategies. The Portfolio, under normal circumstances, will invest at least 80% of its assets (plus the amount of any borrowings for investment purposes) in high yield securities ("junk bonds"). These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of a Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust's Statement of Additional Information. The Portfolio may also acquire other fixed income securities, including U.S. government securities, investment grade corporate bonds and, to a limited extent, foreign fixed income, mortgage-backed or asset-backed securities. Under normal conditions, the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity or in the event that a Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gains to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index ("CSFB High Yield Index"), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Managers actively manage the interest rate risk of the Portfolio relative to this benchmark.

Specialist Managers. Morgan Stanley Investments LP ("MSI"), formerly Miller, Anderson & Sherrerd, LLP, and W.R. Huff Asset Management Co., L.L.C. ("Huff") currently provide portfolio management services to this Portfolio. Huff commenced portfolio management services on July 1, 2002, and prior to such date, MSI was the Portfolio's sole Specialist Manager. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

 The MSI Investment              MSI uses both equity valuation (e.g., analysis
 Selection Process               of factors such as earnings, sales and ability
                                 of management) and fixed income valuation techniques (e.g., credit analysis). Using these techniques, together with analyses of economic and industry trends, MSI determines the Portfolio's overall structure, sector allocation and desired maturity. MSI emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. MSI conducts a credit analysis for each security considered for investment to evaluate the attractiveness of the extra yield offered by that security relative to higher rated securities and relative to the level of risk it presents. MSI may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.


 The Huff Investment             The Huff strategy is based on income
 Selection Process               generation, capital appreciation and
                                 preservation of capital. In making investment decisions with respect to high yield securities, Huff relies upon exhaustive fundamental research and careful credit analysis in an effort to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. The security selection process is grounded on a "bottom-up" research technique, with a secondary focus on sector and industry selection. For each security under consideration, a horizon analysis is prepared, with a view to projecting the total anticipated return and taking into account anticipated income generation and capital appreciation.
                                 Huff adheres to a strong sell discipline and will not maintain a lagging position on a hope of improved performance. Huff will effect a sale if the security's future total return becomes less attractive relative to other securities (because much of the appreciation has been captured), the company begins to perform poorly, the industry outlook changes, management begins withholding information, or any other event occurs that changes the investment conclusion.

================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Interest Rate Risk - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

..    Extension Risk - These securities are also subject to Prices of these securities will rise and fall primarily the risk that payment on the loans underlying the in response to changes in the issuer's financial health, securities held by the Portfolio will be made more slowly although changes in market interest rates also will when interest rates are rising. This could cause the affect prices. Junk bonds may also experience reduced market value of the securities to decline.

..    Prepayment Risk - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

..    Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

..    Credit Risk - An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the fixed income securities will decline because of a market perception that the issuer may not make payments on time. Credit risk is greater for lower quality fixed income securities and "junk bonds."

..    Junk Bond Risk - Junk bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes the issuer's financial health, although changes in narket interest rates also will effect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading "Investment Risks and Strategies - Risk Factors Relating to High Yield or "Junk" Bonds."

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Foreign Currency Risk - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

..    Emerging Markets Risk - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such the United States, Canada and those included in the MSCI EAFE Index.

Performance and Shareholder Expenses - The High Yield Bond Portfolio
================================================================================

Performance. The chart and table below show how The High Yield Bond Portfolio has performed during the past calendar year. The bar chart shows returns on a before-tax basis. The table accompanying the bar chart compares the Portfolio's performance since its inception on September 26, 2000, on a before and after-tax basis, to that of the CSFB High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*


                                    [CHART]

                              2001        -4.34%

 * Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was -10.70%.

--------------------------------------------------------------------------------
                        Best quarter:  4/th/ Qtr. 2001   4.73%
                        Worst quarter: 3/rd/ Qtr. 2001  -7.16%
--------------------------------------------------------------------------------



                                     Average Annual Total Returns
                                   (for the periods ending 12/31/01

                                              One           Since
                                              Year        Inception
                                              ----        ---------
High Yield Bond
-Before Taxes                                -4.34%         -9.35%
-After Taxes on Distributions                -8.23%        -13.29%
-After Taxes on Distributions and Sale
 of Portfolio Shares                         -2.57%         -9.26%

CSFB High Yield Index                         5.78%          0.34%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns show are not relevant to investors who had hold portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges ..................................   None
Maximum Redemption Fee .................................   None

Annual Operating Expenses+
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees ........................................   0.49%

Other Expenses .........................................   0.15%
Total Portfolio
Operating Expenses .....................................   0.64%


+ Restated to reflect current fees payable to the Specialist Managers. As of July 1, 2002, Huff became an additional Specialist Manager for The High Yield Bond Portfolio. Under its Agreement with the Trust, Huff is entitled to receive compensation, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.50%. Prior to July 1, 2002, MSI served as the sole Specialist Manager for the Portfolio at an annual rate of 0.375% of the average daily net assets of the Portfolio. The figures shown reflect the Annual Operating Expenses that would have been experienced by the Portfolio had Huff also served as a Specialist Manager of the Portfolio during the fiscal year ended June 30, 2002, and assets were allocated equally between MSI and Huff during such period. Further information is available in the Trust's Statement of Additional Information.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your cost would be:


                    1  Year ........................  $ 65
                    3  Years .......................  $205
                    5  Years .......................  $357
                    10 Years .......................  $798

Fund Description and Risk Factors - The Fixed Income II Portfolio
================================================================================

Investment Objective. The investment objective of The Fixed Income II Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities, including U.S. government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

Principal Investment Strategies. The Portfolio, under normal circumstances, will invest at least 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of a Specialist Manager, deemed to be of comparable quality. The Portfolio may invest more than 50% of its total assets in mortgage-backed securities. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that a Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gain to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index ("Aggregate Bond Index"), an unmanaged index of fixed income securities. Although there is no minimum or maximum maturity for any individual security, the Specialist Managers actively manage the interest rate risk of the Portfolio within a range relative to this benchmark.

Specialist Managers. MSI and BlackRock Advisors, Inc. ("BlackRock") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

The MSI Investment   MSI employs a value approach toward fixed income investing.
Selection Process    "Value investing" in this context means that the
                     Specialist Manager relies upon value measures to guide its investment decisions, such as the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. MSI seeks to identify relative attractiveness among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. MSI also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. As indicated above, the MSI portfolio management team selects individual securities based on their relative values, but may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

The BlackRock        BlackRock follows a value approach to fixed income
Investment           investing, evaluating the attractiveness of the extra yield
Selection Process    offered by fixed income securities relative to the yield
                     offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

..    Interest Rate Risk - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

..    Extension Risk - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

..    Prepayment Risk - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

..    Derivative Risk - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

..    Security Risk - The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instrument. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

..    Credit Risk - An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality or "junk bonds."

..    Junk Bond Risk - Up to 20% of the Portfolio's assets may be invested in these securities. Junk bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with investments in junk bonds appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

..    Foreign Securities Risk - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

..    Foreign Currency Risk - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

..    Emerging Markets Risk - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such the United States, Canada and those included in the MSCI EAFE Index.

Performance and Shareholder Expenses - The Fixed Income II Portfolio
================================================================================

Performance. The chart and table below show how The Fixed Income II Portfolio has performed during the past calendar year. The bar chart shows returns on a before-tax basis. The table accompanying the bar chart compares the Portfolio's performance since its inception on September 26, 2000, on a before and after-tax basis, to that of the Lehman Aggregate Bond Index, an unmanaged index of fixed income securities that is widely recognized as an indicator of the performance of such securities. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

                     Year-by-Year Total Returns as of 12/31*


                                    [CHART]

                                2001     10.03%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2002 through September 30, 2002 (non-annualized) was 5.92%.

--------------------------------------------------------------------------------
                   Best quarter:   1/st/ Qtr. 2001   3.69%
                   Worst quarter:  4/th/ Qtr. 2001   1.08%
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                        (for the periods ending 12/31/01)

                                                  One             Since
                                                  Year          Inception
                                                  ----          ---------
Fixed Income II
- Before Taxes                                    10.03%         10.95%
- After Taxeson Distributions                      6.09%          7.19%
- After Taxes on Distributions and Sale of
   Portfolio Shares                                6.05%          6.91%

Lehman Aggregate
Bond Index                                         8.42%         10.27%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.


Shareholder Expenses
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges ........................  None
Maximum Redemption Fee .......................  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)


Management Fees ..............................  0.32%


Other Expenses ...............................  0.15%
Total Portfolio
Operating Expenses ...........................  0.47%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                           1 Year ...............  $ 48
                           3 Years ..............  $151
                           5 Years ..............  $263
                          10 Years ..............  $591

Investment Risks and Strategies
================================================================================

The following is a summary of the types of investments that the Trust's Portfolios may make and some of the risks associated with such investments. A more extensive discussion appears in the Statement of Additional Information.

About Sector Risk. Because the investment selection processes followed by certain of the Specialist Managers that serve The Value Equity, The Growth Equity, The Small Capitalization and The International Equity Portfolios may be made with reference to industry and market sectors represented in the "benchmark index" for the Portfolio each serves, these Portfolios may hold a substantial position in one or more of the market sectors that are represented in that benchmark index. To the extent that market or regulatory developments that affect any such sector are negative and to the extent that the Portfolio in which you invest holds a substantial position in any such sector, the value of your investment in that Portfolio is also likely to be negatively affected. For example, as of the date of this Prospectus, a substantial proportion of the companies represented in these benchmark indexes may be considered to be "technology companies," and, as a result, these indexes may be disproportionately affected by developments in the technology sector. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, and competition from new market entrants. Changes in governmental policies and the need for regulatory approvals may also adversely affect the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

About Benchmarks and Index Investing. The benchmarks for The Value Equity, The Growth Equity and The Small Capitalization Equity Portfolios are the Russell 1000(R) Value Index, the Russell 1000(R) Growth Index, and the Russell 2000(R) Index, respectively. These indexes are among the 21 indexes produced by The Frank Russell Company ("Russell") and, like many of the indexes in this group, are based on the Russell 3000(R) Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell's U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual "reconstitution" re-ranks each company, establishing the year's new index membership. The newly adjusted index membership takes effect July 1, and remains in place until the following year's reconstitution process; each is reviewed and reconstituted each year. The Russell indexes referenced above include only common stocks incorporated in the United States and its territories.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which companies represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million and the median market capitalization was approximately $395 million. The largest company in the index had an approximate market capitalization of $1.3 billion.

The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan & Co., Inc. as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity and The Growth Equity Portfolios (the "Index Accounts") are allocated to a Specialist Manager who is committed to investing assets allocated to it by the Board in a manner that replicates the appropriate benchmark index. This passive investment style is markedly different than traditional, investment techniques. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.

It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000 Growth Index, in the case of The Growth Equity Portfolio, or the Russell 1000 Value Index, in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the

================================================================================

performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment approach may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

About Equity Securities. The prices of equity and equity-related securities will fluctuate - sometimes dramatically - over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock; equity-related securities refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

================================================================================

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors' ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

About Fixed Income Securities. Fixed income securities - sometimes referred to as "debt securities" - include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors - the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measures the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of an investment portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues - securities backed by pools of loans - payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Risk Factors Relating to High Yield or "Junk" Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities.

================================================================================

When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure - the fact that their value is derived from the value of the underlying assets - these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

================================================================================

Inverse Floating Rate Municipal Obligations. Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its total assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities - fixed income securities issued by local, state and regional governments or other governmental authorities - may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution - sometimes referred to as participation interests - and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

About Temporary Investment Practices. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money

================================================================================

market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

About Hedging Strategies. Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies ("Hedging Strategies") on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio may, but is not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by this Portfolio are denominated.

The High Yield Bond Portfolio and The Fixed Income II Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, "Hedging Instruments") must be consistent with a Portfolio's investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

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Investment Risks and Strategies (continued)
================================================================================

About Other Permitted Instruments. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

The Specialist Managers may acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts ("SPDRs") or the S&P Mid-Cap 400 Index Depositary Receipts ("MidCap SPDRs"). Similarly structured instruments currently available in the securities markets or created in the future may also be acquired. SPDRs and MidCap SPDRs may be obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by a Specialist Manager to achieve market exposure pending investment. SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs and similar instruments) to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. SPDRs and similar instruments may be used by a Specialist Manager to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, facilitate the management of cash flows in or out of that Portfolio or to achieve market exposure pending investment.

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Management of the Trust
================================================================================

Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") serves as the overall investment adviser to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, recommend that the assets of a multi-manager Portfolio be reallocated between the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio.

Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio's average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, Hirtle Callaghan had, as of June 30, 2002, over $4.5 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan J. Hirtle and Donald E. Callaghan.

Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, the Board is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Under normal circumstances, it is expected that the assets of each of these Portfolios will be allocated equally among its Specialist Managers. The Board may, however, increase or decrease the allocation to a Specialist Manager, or terminate a particular Specialist Manager, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The Specialist Managers that currently serve the Trust's various Portfolios are:

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Artisan, the principal offices of which are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2002, Artisan managed total assets in excess of $18.7 billion, of which approximately $11.3 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Partners Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

A team of investment professionals, lead by Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

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Management of the Trust (continued)
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Artisan is compensated for its services to The International Equity Portfolio based on the performance that Artisan is able to achieve with respect to that portion ("Artisan Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Artisan is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Artisan Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Artisan Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account. The fulcrum fee arrangement provides that Artisan's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Artisan of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Artisan could earn a positive performance adjustment in declining markets if the decline in the total return of the Artisan Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

BlackRock Advisors, Inc. ("BlackRock") serves as a Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets ("BlackRock Account") managed by it, at an annual rate of 0.25% for the first $100 million in such assets, and 0.20% for those assets in excess of $100 million. As of June 30, 2002, BlackRock, together with its asset management affiliates, managed total assets of approximately $249.8 billion, $81.6 billion of which represent mutual fund assets.

BlackRock uses a team approach in managing client portfolios. Keith Anderson provides general oversight to that portion of the assets of The Fixed Income II Portfolio allocated to BlackRock. Rajiv Sobti, Ph.D., and Scott Amero are responsible for making day-to-day investment decisions for the BlackRock Account. Mr. Anderson, who joined BlackRock in 1988 as a founding principal, currently serves as Managing Director and Chief Investment Officer for BlackRock and several of its affiliates. Mr. Anderson holds BS and Masters degrees from Nichols College and Rice University, respectively. Mr. Sobti has served as Managing Director for BlackRock and several of its affiliates since joining BlackRock in 1998. Prior to joining BlackRock, and since 1986, Mr. Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Mr. Sobti holds a BA degree from St. Stephens College, University of Delhi, an MBA degree from the India Institute of Management, Ahmedabad, and a Ph.D. from the Wharton School of the University of Pennsylvania. Mr. Amero, who joined BlackRock in 1990 as a vice president in portfolio management, also serves as Managing Director for BlackRock and several of its affiliates. Mr. Amero holds a BA degree from Harvard University as well as an MBA from New York University. BlackRock is an indirect subsidiary of The PNC Financial Services Group, Inc.

Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services ("Capital Group"). As of June 30, 2002, CapGuardian managed total assets of in excess of $115.0 billion, including approximately $12.7 billion in assets of registered investment companies.


CapGuardian is compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve for that portion ("CapGuardian Account") of the assets of the Portfolio allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, CapGuardian receives a quarterly base fee of 0.10% (10 basis points) of the average net assets of the CapGuardian Account. After an initial one-year period which began August 1, 2000, each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. The fulcrum fee arrangement provides that CapGuardian's

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Management of the Trust (continued)
================================================================================


total compensation under the performance fee arrangement may not exceed 0.60% (60 basis points) with respect to any 12-month period; it also provides for a minimum annual fee of 0.20% (20 basis points).

It should be noted that, under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of the CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

A team of investment professionals at CapGuardian is responsible for the day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian, which includes the following individuals:

David I. Fisher, is Chairman of the Board of CapGuardian and an officer and/or director of several affiliated companies. He is a portfolio manager for U.S., non-U.S., global and emerging market assets and has been responsible for CapGuardian's international investing activities since 1982. Mr. Fisher joined the Capital Group in 1969 as a financial analyst and was Director of Research for ten years. Mr. Fisher is a graduate of the University of California at Berkeley, holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial analysts and a founding member of the International Society of Security Analysts.

Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group. Mr. Giesecke has been with the Capital Group since 1972, focusing on international and emerging markets.

Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, and serves as an officer and/or director of several companies in the Capital Group. Mr. Havas joined the Capital Group in 1986 as a financial analyst.

Nancy J. Kyle, who joined CapGuardian in 1991 as a portfolio counselor, is a portfolio manager in CapGuardian's New York office. Ms. Kyle, who joined CapGuardian in 1991, is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group.

Robert Ronus is a portfolio manager in CapGuardian's Los Angeles office. Mr. Ronus, who joined the Capital Group in 1972 as a portfolio manager, is president and a director of CapGuardian and serves as an officer and/or director of several companies in the Capital Group.

Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc. Mr. Sauvage joined the Capital Group in 1987 as an investment analyst.

Nilly Sikorsky is a portfolio manager based in CapGuardian's Geneva office. Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group. Ms. Sikorsky, who joined the Capital Group of Companies in 1962 as a statistician, was managing editor of the Morgan Stanley Capital International Perspective for 20 years.

Rudolf M. Staehelin is a portfolio manager in CapGuardian's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A. He joined the Capital Group Companies in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals.

Christopher A. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector. Prior to joining CapGuardian in 1994 as a portfolio manager, Mr. Reed worked as an East Asia and aerospace analyst for the U.S. Air Force. Mr. Reed is a Chartered Financial Analyst and is based in CapGuardian's Tokyo office.

Arthur J. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki joined CapGuardian in 1987 as an investment research analyst after having obtained his MBA at IMD in Lausanne, Switzerland. He is a founding President of the Association of European Automotive Analysts, and is based in CapGuardian's Geneva office.

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Management of the Trust (continued)
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Deutsche Asset Management, Inc. ("Deutsche") serves as the Specialist Manager for The Intermediate Term Municipal Bond and The Fixed Income Portfolios. For its services to each of these Portfolios, Deutsche receives, based on the average daily net asset value of each such Portfolio, an annual fee of 0.255%. Deutsche, which was formerly known as Morgan Grenfell, Incorporated, is headquartered at 150 South Independence Square West, Suite 726, Philadelphia, Pennsylvania 19106, and has been active in managing municipal securities since 1989. David Baldt, a Managing Director of Deutsche (or its predecessors) since joining the firm in 1989, is primarily responsible for making the day-to-day investment decisions for each of the Portfolios. Mr. Baldt has managed fixed income investments since 1973. As of June 30, 2002, Deutsche managed assets of approximately $421 billion, of which approximately $141 billion represented assets of mutual funds. Deutsche is an indirect, wholly owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, a Senior Vice President of Frontier since 1995, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A.
1988). Frontier had, as of June 30, 2002, approximately $4.2 billion in assets under management, of which approximately $266 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA 19317. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Christopher P. Ouimet joined Geewax in 1994 as a research analyst and also serves as an assistant portfolio manager for the Portfolio. Mr. Ouimet holds an MBA from St. Joseph's University. Prior to joining Geewax, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994, and as a marketing analyst from 1990 to 1992. As of June 30, 2002, Geewax managed assets of approximately $3.64 billion, of which approximately $234 million represented assets of mutual funds. Geewax, a Pennsylvania partnership, and registered investment adviser since 1982, is controlled by Mr. Geewax and Bruce Terker, the firm's general partners.

W.R. Huff Asset Management Co., L.L.C. ("Huff") serves as a Specialist Manager for The High Yield Bond Portfolio as of July 1, 2002. For its services to the Portfolio, Huff receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.50%. Huff is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of June 30, 2002, managed total assets of approximately $10 billion. As of June 30, 2002, Huff did not provide investment services for any portfolios of registered investment companies. Since the firm's inception, Huff has, however, specialized in investing in the high yield markets and has substantial experience in the management and operation of pooled income vehicles, as well as pension plan assets. Huff uses a team approach in managing client portfolios, including that portion of the assets of the Portfolio managed by it.

Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, a registered investment adviser, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $12.2 billion under management as of June 30, 2002, of which approximately $2.7 billion represented assets of mutual funds.

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Management of the Trust (continued)
================================================================================


Jennison Associates LLC ("Jennison"), a registered investment adviser since 1969, serves as a Specialist Manager for The Growth Equity Portfolio. Jennison's principal offices are located at 466 Lexington Avenue, New York, New York 10017. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jeffrey P. Siegel, an Executive Vice President of Jennison since joining the firm in 1999, is the portfolio manager responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Mr. Siegel joined Jennison after eleven years at TIAA-CREF, where he was a portfolio manager from 1991 to 1999. As of June 30, 2002, Jennison managed approximately $53 billion in assets, of which approximately $27 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

Morgan Stanley Investments LP ("MSI"), formerly Miller Anderson & Sherrerd, LP, serves as a Specialist Manager for The High Yield Bond Portfolio and the Specialist Manager for The Fixed Income II Portfolio. For its services to The High Yield Bond Portfolio, MSI receives a fee, payable monthly, calculated at an annual rate of 0.375% of the average daily net assets of that portion of the Portfolio managed by MSI. For its services to The Fixed Income II Portfolio, MSI receives a monthly fee, calculated in accordance with the following annual rates: 0.275% of the first $200 million of the average daily net assets of the Portfolio; 0.250% of the next $200 million of such assets; and 0.200% of such assets over $400 million. MSI, a registered investment adviser since 1974, whose principal offices are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868, was founded in 1969. As of June 30, 2002, MSI, together with its affiliated asset management companies, had approximately $401.4 billion in assets under management, with approximately $161.8 billion in institutional assets.

The general partner of MSI is Morgan Stanley Investment Management Holdings, Inc. ("Holdings"), which is in turn, controlled by Morgan Stanley Investment Management, Inc. ("MSIM"), a company that is wholly owned by Morgan Stanley, a publicly traded company.

Day-to-day investment decisions for that portion of The High Yield Bond Portfolio allocated to MSI are the responsibility of MSI's Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director and Deanna L. Loughnane, Executive Director.

Day-to-day portfolio management decisions for that portion of The Fixed Income II Portfolio allocated to MSI are the responsibility of MSI's Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, and Roberto M. Sella, Managing Director.

Sterling Johnston Capital Management, Inc. ("Sterling Johnston"), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California 94104. As of June 30, 2002, Sterling Johnston managed assets of $567.3 million, of which approximately $82.6 million represented assets of mutual funds.

Currently, Sterling Johnston receives a base fee on the average daily net asset value of that portion ("Sterling Johnston Account") of the assets of The Small Capitalization Equity Portfolio allocated to it, at an annual rate of 0.40% (40 basis points. After the initial one-year period beginning December 1, 2001, Sterling Johnston's fee payment will be subject to an adjustment upwards or downwards to the base fee depending on the investment results achieved with respect to the Sterling Johnston Account. This performance fee arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000(R) Growth Index by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Sterling Johnston is entitled to a quarterly fee of 0.10% (or 10 basis points) of the average net assets of the Sterling Johnston Account.

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Management of the Trust (continued)
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After an initial one-year period which began on December 1, 2001, each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Sterling Johnston Account is greater than (or less than) the designated "fulcrum point" - the total return of the Russell 2000 Growth Index plus a performance hurdle of 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account. The fulcrum fee arrangement provides that Sterling Johnston's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Sterling Johnston of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Sterling Johnston could earn a positive performance adjustment in declining markets if the decline in the total return of Sterling Johnston Account is less than the decline in the total return of the Russell 2000(R) Growth Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm's Chief Executive Officer and Chief Investment Officer. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston does not currently provide investment advisory services to any mutual fund other than The Small Capitalization Equity Portfolio. Sterling Johnston is an independent investment advisory firm; 95% of the firm's equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.

SSgA Funds Management, Inc. ("SSgA") currently serves as a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. SSgA is a registered investment adviser and a wholly owned subsidiary of State Street Corporation and is an affiliate of State Street Global Advisors, the investment advisory arm of State Street Corporation. Its principal offices are located at Two International Place, Boston, Massachusetts 02110. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $770 billion for clients around the world. As of June 30, 2002, SSgA had approximately $62 billion under management, representing assets of 27 mutual fund companies. For its services to the Value Equity and Growth Equity Portfolios, SSgA receives a fee of 0.04% of that portion of each Portfolio's assets allocated to it. As noted earlier in this Prospectus, SSgA manages the assets allocated to it in accordance with an index approach and uses a team approach in implementing this program. Michael Feehily and Alex Ryer will manage that portion of the Value Equity and Growth Equity Portfolios allocated to SSgA. Mr. Feehily, who originally served as an analyst for State Street Global Advisors, as affiliate of SSgA, is now an SSgA principal and team leader of the U.S. Structured Products Group. Mr. Feehily has been with SSgA or its affiliated companies for more than the last five years. Mr. Ryer has been a Portfolio Manager since joining State Street Global Advisors in 2000, and, prior to doing so, was with Katahdin Investment Partnership, a venture capital firm, including its portfolio company, International Light, Inc., commencing in 1990.


Shareholder Information
================================================================================

Purchases and Redemptions

Purchasing Shares of the Portfolios. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust.

A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time on days the NYSE is open.

The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

                            NAV =    total assets - liabilities
                                     --------------------------
                                     number of shares outstanding

================================================================================

The value of each Portfolio's investments is generally determined by current market quotations. If market quotations are not available, prices will be based on fair value as determined by the Trust's Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board.

Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler's checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day.

Selling Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared - normally, within 15 days of receipt of the check by the Trust.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled - usually within 15 days following the in-kind purchase. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Shareholder Reports and Inquiries. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this Prospectus.

Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The High Yield Bond Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

================================================================================

Federal Taxes. The following discussion is only a brief summary of some of the important Federal tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their particular tax situation.

Dividends that are derived from taxable investments are taxable as ordinary income. Dividends and capital gain distributions are taxable in the year in which they are paid, even if they appear on your account statement the following year. The manner in which they are taxed will be the same, regardless of whether you elect to receive your dividends and capital gains distributions in cash or in additional shares. Taxes on capital gains by the Portfolios will vary with the length of time the Portfolio has held the security - not how long you have invested in the Portfolio.

During normal market conditions, it is expected that substantially all of the dividends paid by The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolio may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable; the Portfolio may also realize capital gain. In such event, a portion of the Portfolio's dividends would not be exempt from Federal income taxes. If a Portfolio invests in foreign securities, it may be subject to foreign withholding taxes, and under certain circumstances, may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

You will be notified each year about the Federal tax status of dividends and capital gains distributions made by the Portfolios. Depending on your residence for tax purposes, dividends and capital gains distributions may also be subject to state and local taxes, including withholding taxes, even if you are exempt from Federal tax. Foreign shareholders may be subject to special withholding requirements.

Financial Highlights
================================================================================


The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                                                                        Value Equity Portfolio
                                                                    ----------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       ----         ----         ----         ----         ----
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       -----        -----        -----        -----        -----
                                                                      June 30,     June 30,     June 30,     June 30,     June 30,
                                                                      --------     --------     --------     --------     --------
                                                                        2002         2001         2000         1999         1998
                                                                        ----         ----         ----         ----         ----
   Net Asset Value, Beginning of Period ..........................   $   13.99    $   13.20    $   14.85    $   15.49    $   14.41
                                                                     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations:
      Net investment income ......................................        0.18         0.17         0.17         0.22         0.24
      Net realized and unrealized gain/(loss) on investments .....       (1.63)        1.06        (0.92)        0.87         2.87
                                                                     ---------    ---------    ---------    ---------    ---------
        Total from investment operations .........................       (1.45)        1.23        (0.75)        1.09         3.11
                                                                     ---------    ---------    ---------    ---------    ---------
   Distributions to Shareholders from:
      Net investment income ......................................       (0.18)       (0.17)       (0.17)       (0.22)       (0.25)
      Net realized gain on investments ...........................       (0.04)       (0.27)       (0.73)       (1.51)       (1.78)
                                                                     ---------    ---------    ---------    ---------    ---------
        Total distribution to shareholders .......................       (0.22)       (0.44)       (0.90)       (1.73)       (2.03)
                                                                     ---------    ---------    ---------    ---------    ---------
   Net Asset Value, End of Period ................................   $   12.32    $   13.99    $   13.20    $   14.85    $   15.49
                                                                     =========    ==========   =========    =========    =========
   Total Return ..................................................      (10.42%)       9.43%       (5.14%)       9.07%       23.42%
   Ratios to Average Net Assets/Supplemental Data:
      Net assets, end of period (in thousands) ...................   $ 322,074    $ 281,192    $ 241,803    $ 216,940    $ 176,587
      Ratio of expenses to average net assets ....................        0.42%        0.53%        0.55%        0.56%        0.52%
      Ratio of net investment income to average net assets .......        1.42%        1.24%        1.29%        1.64%        1.69%
      Ratio of expenses to average net assets excluding
       fee waivers ...............................................        0.42%        0.53%        0.55%        0.56%        0.52%
      Portfolio turnover rate ....................................       66.24%      138.97%      128.72%      108.79%       86.45%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

                                                                                       Growth Equity Portfolio
                                                                    ----------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       ----         ----         ----         ----         ----
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       -----        -----        -----        -----        -----
                                                                      June 30,     June 30,     June 30,     June 30,     June 30,
                                                                      --------     --------     --------     --------     --------
                                                                        2002         2001         2000         1999         1998
                                                                        ----         ----         ----         ----         ----
   Net Asset Value, Beginning of Period ..........................   $   11.81    $   20.63    $   17.96    $   15.25    $   13.67
                                                                     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations:
      Net investment income ......................................        0.04         0.04         0.08         0.03         0.04
      Net realized and unrealized gain on investments
       and futures ...............................................       (3.03)       (6.66)        4.69         3.76         4.37
                                                                     ---------    ---------    ---------    ---------    ---------
        Total from investment operations .........................       (2.99)       (6.62)        4.77         3.79         4.41
                                                                     ---------    ---------    ---------    ---------    ---------
   Distributions to Shareholders from:
      Net investment income ......................................       (0.04)       (0.04)       (0.08)       (0.03)       (0.06)
      Net realized gain on investments and futures ...............          --        (2.16)       (2.02)       (1.05)       (2.77)
                                                                     ---------    ---------    ---------    ---------    ---------
        Total distribution to shareholders .......................       (0.04)       (2.20)       (2.10)       (1.08)       (2.83)
                                                                     ---------    ---------    ---------    ---------    ---------
   Net Asset Value, End of Period ................................   $    8.78    $   11.81    $   20.63    $   17.96    $   15.25
                                                                     =========    =========    =========    =========    =========
   Total Return ..................................................      (25.37%)     (33.03%)      27.71%       26.76%       37.00%
   Ratios to Average Net Assets/Supplemental Data:
      Net assets, end of period (in thousands) ...................   $ 367,547    $ 327,097    $ 361,607    $ 264,877    $ 216,129
      Ratio of expenses to average net assets ....................        0.40%        0.43%        0.52%        0.53%        0.53%
      Ratio of net investment income to average net assets .......        0.40%        0.25%        0.47%        0.20%        0.33%
      Ratio of expenses to average net assets excluding
       fee waivers ...............................................        0.40%        0.43%        0.52%        0.53%        0.53%*
      Portfolio turnover rate ....................................       58.55%       95.66%       94.37%       70.61%       95.07%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

================================================================================


                                                                                Small Capitalization Equity Portfolio
                                                                    ----------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       ----         ----         ----         ----         ----
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       -----        -----        -----        -----        -----
                                                                      June 30,     June 30,     June 30,     June 30,     June 30,
                                                                      --------     --------     --------     --------     --------
                                                                        2002         2001         2000         1999         1998
                                                                        ----         ----         ----         ----         ----
    Net Asset Value, Beginning of Period .........................   $   12.96    $   15.29    $   12.33    $   13.13    $   12.95
                                                                     ---------    ---------    ---------    ---------    ---------
    Income from Investment Operations:
       Net investment income .....................................        0.01         0.03         0.02         0.04         0.06
       Net realized and unrealized gain on investments ...........       (1.54)       (0.79)        2.96         0.35         1.54
                                                                     ---------    ---------    ---------    ---------    ---------
         Total from investment operations ........................       (1.53)       (0.76)        2.98         0.39         1.60
                                                                     ---------    ---------    ---------    ---------    ---------
    Distributions to Shareholders from:
       Net investment income .....................................       (0.01)       (0.03)       (0.02)       (0.04)       (0.06)
       Net realized gain on investments ..........................          --        (1.54)          --        (1.15)       (1.36)
                                                                     ---------    ---------    ---------    ---------    ---------
         Total distribution to shareholders ......................       (0.01)       (1.57)       (0.02)       (1.19)       (1.42)
                                                                     ---------    ---------    ---------    ---------    ---------
    Net Asset Value, End of Period ...............................   $   11.42    $   12.96    $   15.29    $   12.33    $   13.13
                                                                     =========    =========    =========    =========    =========
    Total Return .................................................      (11.88)%      (3.67%)      24.21%        4.73%       12.66%
    Ratios to Average Net Assets/Supplemental Data:
       Net assets, end of period (in thousands) ..................   $ 323,895    $ 311,949    $ 279,784    $ 210,737    $ 150,527
       Ratio of expenses to average net assets ...................        0.60%        0.63%        0.60%        0.62%        0.70%
       Ratio of net investment income to average net assets ......        0.10%        0.22%        0.18%        0.39%        0.41%
       Ratio of expenses to average net assets excluding
        fee waivers ..............................................        0.60%        0.63%        0.60%        0.62%        0.70%*
       Portfolio turnover rate ...................................      144.98%      134.43%      111.52%      125.52%      103.41%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

                                                                                    International Equity Portfolio
                                                                    ----------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       ----         ----         ----         ----         ----
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       -----        -----        -----        -----        -----
                                                                      June 30,     June 30,     June 30,     June 30,     June 30,
                                                                      --------     --------     --------     --------     --------
                                                                        2002         2001         2000         1999         1998
                                                                        ----         ----         ----         ----         ----
    Net Asset Value, Beginning of Period .........................   $    9.27    $   15.34    $   12.85    $   12.70    $   12.84
                                                                     ---------    ---------    ---------    ---------    ---------
    Income from Investment Operations:
       Net investment income .....................................        0.09         0.10         0.12         0.24         0.16
       Net realized and unrealized gain on investments ...........       (0.75)       (3.71)        2.82         0.39         0.49
                                                                     ---------    ---------    ---------    ---------    ---------
         Total from investment operations ........................       (0.66)       (3.61)        2.94         0.63         0.65
                                                                     ---------    ---------    ---------    ---------    ---------
    Distributions to Shareholders from:
       Net investment income .....................................       (0.11)       (0.08)       (0.07)       (0.21)       (0.47)
       Net realized gain on investments ..........................          --        (2.38)       (0.38)       (0.27)       (0.32)
                                                                     ---------    ---------    ---------    ---------    ---------
         Total distribution to shareholders ......................       (0.11)       (2.46)       (0.45)       (0.48)       (0.79)
                                                                     ---------    ---------    ---------    ---------    ---------
    Net Asset Value, End of Period ...............................   $    8.50    $    9.27    $   15.34    $   12.85    $   12.70
                                                                     =========    =========    =========    =========    =========
    Total Return .................................................       (7.05)%     (24.87%)      23.14%        5.20%        5.91%
    Ratios to Average Net Assets/Supplemental Data:
       Net assets, end of period (in thousands) ..................   $ 475,352    $ 368,213    $ 383,572    $ 256,177    $ 229,875
       Ratio of expenses to average net assets ...................        0.64%        0.66%        0.65%        0.69%        0.70%
       Ratio of net investment income to average net assets ......        1.10%        1.02%        0.98%        1.51%        2.00%
       Ratio of expenses to average net assets excluding
        fee waivers ..............................................        0.64%        0.66%        0.65%        0.69%        0.71%*
       Portfolio turnover rate ...................................       40.22%       80.80%      144.41%       56.77%       36.80%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

================================================================================

                                                                                 Intermediate Term Municipal Bond Portfolio
                                                                                 ------------------------------------------
                                                                                Year         Year        Year       Period
                                                                                ----         ----        ----       ------
                                                                                Ended        Ended       Ended       Ended
                                                                                -----        -----       -----       -----
                                                                               June 30,     June 30,    June 30,    June 30,
                                                                               --------     --------    --------    --------
                                                                                 2002        2001        2000       1999(a)
                                                                                 ----        ----        ----       -------
        Net Asset Value, Beginning of Period ...............................  $    9.89    $    9.56   $    9.79   $   10.00
                                                                              ---------    ---------   ---------   ---------
        Income from Investment Operations:
           Net investment income ...........................................       0.47         0.48        0.46        0.45
           Net realized and unrealized gain/(loss) on investments ..........       0.13         0.33       (0.23)      (0.21)
                                                                              ---------    ---------   ---------   ---------
            Total from investment operations ...............................       0.60         0.81        0.23        0.24
                                                                              ---------    ---------   ---------   ---------
        Distributions to Shareholders from:
           Net investment income ...........................................      (0.45)       (0.48)      (0.46)      (0.45)
           Net realized gain on investments ................................         --           --          --          --
                                                                              ---------    ---------   ---------   ---------
             Total distribution to shareholders ............................      (0.45)       (0.48)      (0.46)      (0.45)
                                                                              ---------    ---------   ---------   ---------
        Net Asset Value, End of Period .....................................  $   10.04    $    9.89   $    9.56   $    9.79
                                                                              =========    =========   =========   =========
        Total Return .......................................................       6.16%        8.61%       2.45%       2.44%
        Ratios to Average Net Assets/Supplemental Data:
           Net assets, end of period (in thousands) ........................  $ 254,032    $ 202,019   $ 199,566   $ 107,105
           Ratio of expenses to average net assets .........................       0.44%        0.46%       0.46%       0.47%
           Ratio of net investment income to average net assets ............       4.74%        4.87%       4.84%       4.54%
           Ratio of expenses to average net assets excluding fee waivers ...       0.44%        0.47%*      0.46%       0.54%
           Portfolio turnover rate .........................................      27.82%       31.02%      51.34%      42.24%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

                                                                                          Fixed Income Portfolio
                                                                                          ----------------------
                                                                               Year         Year         Year        Period
                                                                               ----         ----         ----        ------
                                                                               Ended        Ended        Ended        Ended
                                                                               -----        -----        -----        -----
                                                                              June 30,     June 30,     June 30,     June 30,
                                                                              --------    ----------   ---------     --------
                                                                                2002        2001         2000         1999(a)
                                                                                ----        ----         ----        --------
        Net Asset Value, Beginning of Period ...............................  $    9.91    $    9.44   $    9.64    $   10.00
                                                                              ---------   ----------   ---------    ---------
        Income from Investment Operations:
           Net investment income ...........................................       0.60         0.64        0.62         0.58
           Net realized and unrealized gain/(loss) on investments ..........       0.30         0.47       (0.20)       (0.28)
                                                                              ---------    ---------   ---------    ---------
             Total from investment operations ..............................       0.90         1.11        0.42         0.30
                                                                              ---------    ---------   ---------    ---------
        Distributions to Shareholders from:
           Net investment income ...........................................      (0.60)       (0.64)      (0.62)       (0.58)
           Net realized gain on investments ................................      (0.02)          --          --        (0.08)
                                                                              ---------    ---------   ---------    ---------
             Total distribution to shareholders ............................      (0.62)       (0.64)      (0.62)       (0.66)
                                                                              ---------    ---------   ---------    ---------
        Net Asset Value, End of Period .....................................  $   10.19    $    9.91   $    9.44    $    9.64
                                                                              =========    =========   =========    =========
        Total Return .......................................................       9.11%       12.02%       4.49%        2.88%
        Ratios to Average Net Assets/Supplemental Data:
           Net assets, end of period (in thousands) ........................  $ 126,708    $ 128,137   $ 130,508    $ 108,074
           Ratio of expenses to average net assets .........................       0.44%        0.46%       0.46%        0.50%
           Ratio of net investment income to average net assets ............       5.80%        6.52%       6.52%        5.78%
           Ratio of expenses to average net assets excluding fee waivers ...       0.44%        0.47%*      0.46%        0.50%
           Portfolio turnover rate .........................................     118.94%      130.52%     147.65%      146.78%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

                                                                                  High Yield Bond             Fixed Income II
                                                                                  ---------------             ---------------
                                                                                     Portfolio                   Portfolio
                                                                                ----------------------------------------------------
                                                                                  Year       Year           Year         Year
                                                                                  ----       ----           ----         ----
                                                                                  Ended      Ended          Ended        Ended
                                                                                  -----      -----          -----        -----
                                                                                 June 30,   June 30,       June 30,     June 30,
                                                                                 --------   --------       --------     --------
                                                                                   2002      2001(a)         2002        2001(a)
                                                                                   ----     -------          ----       --------
     Net Asset Value, Beginning of Period ....................................  $    8.34   $  10.00       $   10.33    $  10.00
                                                                                ---------   --------       ---------    --------
     Income from Investment Operations:
        Net investment income ................................................       0.71       0.80            0.65        0.54
       Net realized and unrealized gain/(loss) on investments, futures and
             foreign currency transactions ...................................      (1.46)     (1.69)           0.13        0.33
                                                                                ---------   --------       ---------    --------
          Total from investment operations ...................................      (0.75)     (0.89)           0.78        0.87
                                                                                ---------   --------       ---------    --------
     Distributions to Shareholders from:
        Net investment income ................................................      (0.69)     (0.77)          (0.69)      (0.54)
        Net realized gain on investments, futures and foreign currency
             transactions ....................................................         --         --           (0.25)         --
                                                                                ---------   --------       ---------    --------
          Total distribution to shareholders .................................      (0.69)     (0.77)          (0.94)      (0.54)
                                                                                ---------   --------       ---------    --------
     Net Asset Value, End of Period ..........................................  $    6.90   $   8.34       $   10.17    $  10.33
                                                                                =========   ========       =========    ========
     Total Return ............................................................      (9.35%)    (9.13%)(c)       7.74%       8.83%(c)
     Ratios to Average Net Assets/Supplemental Data:
        Net assets, end of period (in thousands) .............................  $ 161,206   $137,248       $ 175,449    $183,351
        Ratio of expenses to average net assets ..............................       0.57%      0.61%(b)        0.47%       0.51%(b)
        Ratio of net investment income to average net assets .................       9.47%     11.80%(b)        6.21%       6.87%(b)
        Ratio of expenses to average net assets excluding fee waivers ........       0.57%      0.62%*(b)       0.47%       0.51%(b)
        Portfolio turnover rate ..............................................      51.06%     33.23%         475.78%     342.57%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period September 26, 2000 (commencement of operations) through June 30, 2002.
(b) Annualized.
(c) Not annualized.

--------------------------------------------------------------------------------
                           The Hirtle Callaghan Trust
================================================================================

For More Information:
For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

     You can get free copies of these reports and the SAI, or request other information and discuss your questions about the Trust by contacting a broker or bank that sells the Portfolios. Or contact the Trust at:

                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                        West Conshohocken, PA 19428-2970
                             Telephone: 800-242-9596

You can review and copy the Trust's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You can get text-only copies of these documents:

     . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, calling 202-942-8090 by electronic request to: publicinfo@sec.gov.

     .    Free from the Commission's website at http://www.sec.gov.